SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                            FORM 8-K
                       CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT( DATE OF EARLIEST EVENT REPORTED)   JANUARY 21, 1997
                             WILTEK, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OF INCORPORATION-               CONNECTICUT
COMMISSION FILE NUMBER-               0-2401
IRS EMPLOYER IDENT. NO.-              06-0625999
ADDRESS-                              542 WESTPORT AVE, NORWALK CT 06851
TELEPHONE NUMBER                      203-853-7400



Effective January 21, 1997, Wiltek has appointed the following individuals as officers of the Company:
David Holst-Grubbe-           Vice President, Sales
William P. Bunce-             Vice President, Marketing
Kevin p. Carathanasis-        Vice President, Service